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Exhibit 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Centerpulse Ltd (formerly Sulzer Medica Ltd) of our report dated April 2, 2002, relating to the financial statements, which appears in the Annual Report to Shareholders.

PricewaterhouseCoopers AG
/s/ R. Rausenberger	/s/ S. HAAG
R. RAUSENBERGER	S. Haag
Winterthur, Switzerland, March 20, 2003

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  Exhibit 23.1
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS